UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 27, 2020

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado		80112
(Address of principal executive offices)		(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 14, 2020, Ultra Petroleum Corp. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary Chapter 11 proceedings and filed a prearranged plan of reorganization (the “Plan”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Chapter 11 cases are being jointly administered under the caption In re Ultra Petroleum Corp., et al., Case No. 20-32631. During the pendency of the bankruptcy proceedings, the Company will continue to operate its businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Backstop Purchase Agreement

On July 27, 2020, the Debtors, including the Company and UP Energy Corporation (“UP Energy”) entered into a backstop purchase agreement (the “Backstop Purchase Agreement”) with the other parties thereto (collectively, the “Backstop Parties”), whereby (i) each of the Backstop Parties agreed to purchase such Backstop Party’s Backstop Commitment Percentage of the Base Rights Offering Securities that have not been subscribed for in the Rights Offering, pursuant to which UP Energy will offer and sell shares of common stock of reorganized UP Energy, par value $0.001 per share (the “New Common Stock”) to certain eligible holders of Allowed First Lien Term Loan Claims, and (ii) each of the Priority Backstop Parties agreed to purchase such Priority Backstop Party’s Priority Backstop Commitment Percentage of all Priority Rights Offering Securities, in an aggregate amount of up to $85 million (the “Rights Offering Amount”). In exchange for providing the Backstop Commitments, the Debtors have agreed to pay the Backstop Parties, subject to approval by the Bankruptcy Court, a Put Option Premium in an aggregate amount equal to 7.5% of the Rights Offering Amount payable in shares of New Common Stock on the Effective Date.

The Backstop Purchase Agreement will be terminable by the Debtors and/or the Requisite Backstop Parties upon certain customary events specified therein, including, among others, (i) the occurrence of a Term Lender Termination Event under and as defined in the Restructuring Support Agreement entered into among the Debtors, the Backstop Parties and the other parties thereto on May 14, 2020, (ii) the mutual written consent of the Debtors and the Requisite Backstop Parties or (iii) either the Debtors or the Requisite Backstop Parties if the Closing has not occurred on or prior to November 3, 2020.

The foregoing description of the proposed Backstop Purchase Agreement is only a summary and the Backstop Purchase Agreement is subject in all respects to Bankruptcy Court approval and the Confirmation Order approving the Backstop Purchase Agreement shall be in form and substance satisfactory to the Requisite Backstop Parties. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Backstop Purchase Agreement.

A copy of the Backstop Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Backstop Purchase Agreement is qualified in its entirety by the full text of such exhibit.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, in particular, statements about the term and the provisions of the Chapter 11 Cases and the Backstop Purchase Agreement. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to the Company’s operational and financial results are set forth in its filings with the Securities and Exchange Commission (the “SEC”), particularly in the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K for the most recent fiscal year, the Company’s most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company, the Company’s ability to maintain adequate liquidity following the recent default under the terms of its RBL Agreement and Term Loan Agreement resulting from the going concern qualification to the Company’s audited, consolidated financial statements in its Annual Report on Form 10-K, to decrease its leverage or fixed costs, or to restructure its balance sheet in a manner that allows it to continue as a going concern over the long term. Some additional risks and uncertainties include, but are not limited to, increased competition, the extreme volatility and negative pressure that oil and natural gas commodity prices have experienced recently that is attributable to decreased demand resulting from COVID-19 and the actions of OPEC and other oil exporting nations, the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves, the Company’s ability to successfully monetize the properties it is marketing, weather and government regulation, and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Backstop Purchase Agreement dated as of July 27, 2020 by and among the Debtors and the Backstop Parties.

*

The exhibits, schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit, schedule or annex will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 29, 2020

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary